                          SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                      (Amendment No.                )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[   ]     Preliminary Proxy Statement
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting  Material  Pursuant  to  Sec.  240.14a-11(c)  or  Sec.
          240.14a-12
     __________________________________________________________________

                      ENSCO INTERNATIONAL INCORPORATED
     __________________________________________________________________

                          William S. Chadwick, Jr.
                        Vice President and Secretary

Payment of Filing Fee (Check the appropriate box):

[ X ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or  14a-
          (6)(j)(2).
[   ]     $500 per each party  to the controversy pursuant to  Exchange Act
          Rule 14a-6(i)(3).
[   ]     Fee computed on table below per  Exchange Act Rules 14a-(6)(i)(4)
          and 0-11.

     1)   Title of each class of securities to which transaction applies:
          _________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:
          _________________________________________________________________
     3)   Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11:*
          _________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:
          _________________________________________________________________
     * Set forth the amount on which the filing fee is calculated and state how it was determined.

[   ]     Check  box  if any  part  of the  fee  is offset  as  provided by
          Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          _________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:
          _________________________________________________________________
     3)   Filing Party:
          _________________________________________________________________
     4)   Date Filed:
          _________________________________________________________________










CARL F. THORNE
Chairman and Chief Executive Officer



                                        March 25, 1996



Dear Fellow Stockholder:

     On behalf of our Board of Directors, I cordially invite you to attend the 1996 Annual Meeting of Stockholders of ENSCO International Incorporated. The Annual Meeting will be held at 10:00 a.m. on Tuesday, May 21, 1996 at the Fairmont Hotel, 1717 North Akard Street, Dallas, Texas. Your Board of Directors and Officers look forward to greeting personally those stockholders able to attend.

     At the Annual Meeting, stockholders will be asked to vote on the election of three Class II Directors, to approve the Company's 1996 Non-Employee Directors Stock Option Plan and to approve the appointment of the Company's independent accountants. Each of the matters to be considered at the Annual Meeting is described in detail in the attached Proxy Statement for the Annual Meeting. Your Board of Directors recommends that you vote "For" the proposals on the agenda.

     Your vote is important. Whether or not you are able to attend the meeting, I hope you will promptly sign and date the enclosed proxy card and return it in the enclosed postage prepaid envelope. This will save your Company additional expenses associated with soliciting proxies, as well as ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

                                        Sincerely,

                                        /s/ Carl F. Thorne
                                        --------------------------
                                        Carl F. Thorne
                                        Chairman of the Board



                      ENSCO INTERNATIONAL INCORPORATED
                            2700 Fountain Place
                              1445 Ross Avenue
                         Dallas, Texas  75202-2792
                               (214) 922-1500

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held On May 21, 1996



     The Annual Meeting of Stockholders of ENSCO International Incorporated (the "Company") will be held at the Fairmont Hotel, 1717 North Akard Street, Dallas, Texas, at 10:00 a.m., Dallas time, on Tuesday, May 21, 1996, to consider and vote on:

     1. The election of three Class II Directors, each for a three-year term;

     2. The approval of the Company's 1996 Non-Employee Directors Stock Option Plan;

     3. To approve the appointment of Price Waterhouse LLP as the Company's independent accountants for 1996; and

     4.   Such other business as may properly come before the Meeting.

     Stockholders of record at the close of business on March 26, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of all stockholders entitled to vote at the meeting is on file at the executive offices of the Company, 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202-2792.

                              By Order of the Board of Directors

                              /s/ William S. Chadwick, Jr.
                              ----------------------------------
                              William S. Chadwick, Jr.
                              Vice President and Secretary

March 25, 1996



         YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND RETURN THE
                        ACCOMPANYING PROXY PROMPTLY.










                      ENSCO INTERNATIONAL INCORPORATED

                              PROXY STATEMENT



     The following information is submitted concerning the enclosed Proxy and the matters to be acted upon under the authority thereof at the Annual Meeting of Stockholders (the "Meeting") of ENSCO International Incorporated (the "Company") to be held at the Fairmont Hotel, 1717 North Akard Street, Dallas, Texas, on the 21st day of May, 1996 at 10:00 a.m., Dallas time, or any adjournment thereof, pursuant to the enclosed Notice of said Meeting. This Proxy Statement and the enclosed Proxy are first being sent on or about March 29, 1996 to holders of the Company's shares of capital stock entitled to vote at the Meeting (the "Stockholders").


                              VOTING AND PROXY

     The enclosed Proxy is solicited on behalf of the Board of Directors of the Company. It may be revoked by a Stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. The Proxy shall also be revoked if a Stockholder is present at the Meeting and elects to vote in person.

     Unless contrary instructions are indicated, all shares represented by validly executed Proxies received pursuant to this solicitation (and which have not been revoked before they are voted) will be voted:

     1. FOR the election of the Class II nominees for Directors named herein;

     2. FOR the approval of the Company's 1996 Non-Employee Directors Stock Option Plan;

     3. FOR the approval of the appointment of Price Waterhouse LLP as the Company's independent accountants for 1996; and

     4. In accordance with the recommendation of management as to any other matters which may properly come before the Meeting.

     In the event a Stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

     The cost of solicitation of proxies will be borne by the Company and, upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to and solicitation of proxies from beneficial owners of shares of stock. In addition to the use of mail, regular employees or agents of the Company may solicit proxies by telephone, telegram or other means of communication.



                       VOTING SECURITIES OUTSTANDING

     The Stockholders entitled to vote at the Meeting are the holders of record at the close of business on March 26, 1996 (the "Record Date") of the approximate 60,660,485 outstanding shares of Common Stock of the Company. Each outstanding share of Common Stock is entitled to one vote on each matter to come before the Meeting. A list of all Stockholders entitled to vote is on file at the executive offices of the Company, 1445 Ross Avenue, Suite 2700 Fountain Place, Dallas, Texas 75202-2792. Only Stockholders of record on the books of the Company on the record date will be entitled to vote at the Meeting.

     For purposes of conducting the Meeting, the holders of at least a majority of the stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum. The Company's Bylaws include provisions specifically addressing the treatment of abstentions and non-votes by brokers. A holder of stock shall be treated as being present at the Meeting if the holder of such stock is (i) present in person at the Meeting or (ii) represented at the Meeting by a valid proxy, whether the instrument granting such proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the Meeting. If a quorum is present at the Meeting, the election of each nominee for Class II Director (Proposal 1) will be approved if the votes cast in favor of the election of such nominee exceed the votes cast opposing the election of such nominee. The proposal to approve the 1996 Non-Employee Directors Stock Option Plan will be approved if a quorum is present and the votes cast in favor of Proposal 2 exceed the votes cast opposing Proposal 2. The appointment of Price Waterhouse LLP (Proposal 3) will be approved if a quorum is present and the votes cast in favor of Proposal 3 exceed the votes cast opposing Proposal 3.

     As stated above, a validly executed proxy will be treated as a vote cast in favor of the election of each Class II Director nominee, in favor of the approval of the 1996 Non-Employee Directors Stock Option Plan and in favor of the appointment of Price Waterhouse LLP unless contrary instructions are indicated on the Proxy. In determining the number of votes cast, shares abstaining from voting on a matter and shares that are indicated as not being voted on a matter by brokers due to lack of discretionary authority will not be treated as votes cast with respect to such matters.


                       OWNERSHIP OF VOTING SECURITIES

     The following tables set forth certain information concerning the number of shares of Common Stock owned beneficially as of February 29, 1996, by (i) each person known to the Company to own more than 5 percent of the Company's Common Stock (the only class of voting securities outstanding); (ii) each director of the Company including employee directors; (iii) the three other most highly compensated executive officers of the Company who are not also directors and (iv) all directors and executive officers of the Company as a group.




          Certain Beneficial Owners:

                                                                                            Beneficial Ownership <F1>
                                                   Name and Address                     --------------------------------
                                                 of Beneficial Owner                         Amount           Percentage
                                        ------------------------------------            ---------------       ----------


                                        FMR Corp.                                       7,841,200 <F2>           12.9
                                              82 Devonshire
                                              Boston, MA  02109

                                        Merrill Lynch Asset Management, Inc.            6,004,800 <F3>            9.9
                                              800 Scudders Mill Road
                                              Plainsboro, NJ  08536

                                        Richard E. Rainwater                            3,740,826 <F4>            6.2
                                              777 Main Street, Suite 2700
                                              Fort Worth, TX  76102
                 ___________________________________________________________________________________________________________
          Management:
                                                                                             Beneficial Ownership <F1>
                                            Name of Beneficial Owner and                ----------------------------------
                                                 Principal Position                          Amount            Percentage
                                        ----------------------------------------        ---------------       ------------
                                        Carl F. Thorne                                    956,485 <F5>           1.6
                                           Chairman, President and
                                           Chief Executive Officer

                                        Morton H. Meyerson                                291,521 <F6>           0.5
                                           Director

                                        Richard A. Wilson                                  92,439 <F7>           0.2
                                           Director, Senior Vice President and
                                           Chief Operating Officer

                                        C. Christopher Gaut                                74,414 <F8>           0.1
                                           Vice President - Finance and
                                           Chief Financial Officer

                                        William S. Chadwick, Jr.                           49,805 <F9>            -- <F10>
                                           Vice President - Administration and
                                           Secretary

                                        Dillard S. Hammett                                 46,383 <F11>           -- <F10>
                                           Director






                                        Thomas L. Kelly II                                 49,346 <F12>           -- <F10>
                                           Director

                                        Marshall Ballard                                   32,240 <F13>           -- <F10>
                                           Vice President - Business Development
                                           and Quality

                                        Orville D. Gaither                                 19,654 <F14>           -- <F10>
                                           Director

                                        Craig I. Fields                                    17,154 <F15>           -- <F10>
                                           Director

                                        Gerald W. Haddock                                   8,955 <F16>           -- <F10>
                                           Director

                                        All Directors and Executive Officers            1,686,174 <F17>          2.8
                                        as a Group (14 persons, including
                                        those named above)

_____________________________________________

<F1>   At February 29, 1996, there  were 60,660,485 shares of Common  Stock
       outstanding.   Unless otherwise indicated, each person  or group has
       sole voting and dispositive power with respect to all shares.

<F2>   Based upon Amendment No. 1 to Schedule 13G dated as  of February 14,
       1996, filed with the Securities and Exchange Commission ("Commission"), FMR Corp. may be deemed to be the beneficial owner of 7,841,200 shares (12.9 percent) of the Common Stock of the Company.

<F3>   Based upon  Amendment No. 3 to Schedule 13G dated as of February 12,
       1996, filed with the Commission, Merrill Lynch & Co. may be deemed to be the beneficial owner of 6,004,800 shares (9.9 percent) of the Common Stock. Based upon the same amendment, Merrill Lynch Group, Inc., Princeton Services, Inc., Merrill Lynch Asset Management, L.P. and Merrill Lynch Growth Fund for Investment and Retirement may be deemed to be beneficial owner of 6,000,000 shares of Common Stock. Each of the reporting entities disclaims beneficial ownership of all of the shares, other than, in the case of Merrill Lynch & Co., Inc., shares held in proprietary trading accounts of a broker-dealer subsidiary.

<F4>   Based upon information supplied by Richard E. Rainwater's  attorney,
       Mr. Rainwater may be deemed to be the beneficial owner of 3,740,826 shares (6.2 percent) of the Common Stock. Includes 8,100 shares held by Mr. Rainwater's spouse, as to all of which Mr. Rainwater disclaims beneficial ownership. Does not include 391,530 shares held by Trusts for the benefit of Mr. Rainwater's children, as to all of which Mr. Rainwater disclaims beneficial ownership.





<F5>   Includes 375,000 shares of  restricted stock which vest at  the rate of 75,000 shares per annum over a 10-year term, which commenced November 19, 1990. The restricted stock grant was approved by the Stockholders at the Annual Meeting held on June 5, 1990. Also includes 227 shares held indirectly under the ENSCO Savings Plan.

<F6>   Includes 168,750 shares that were purchased by Mr. Meyerson pursuant to a currently outstanding note to the Company, payable July 1997, in the amount of $675,000. Also includes 70,000 shares of Common Stock beneficially owned by various Trusts as to all of which Mr. Meyerson disclaims beneficial ownership.

<F7>   Includes  15,500  shares  immediately  issuable  upon  exercises  of options and 28,000 shares of restricted stock of which 18,000 shares vest at the rate of 2,000 shares per annum and 10,000 of which vest at the rate of 1,000 shares per annum. Also includes 427 shares held indirectly under the ENSCO Savings Plan.

<F8>   Includes  28,500  shares  immediately  issuable  upon  exercises  of options and 27,750 shares of restricted stock of which 8,750 vest at the rate of 1,750 per annum, 10,000 vest at the rate of 1,000 per annum and 9,000 vest at the rate of 1,000 per annum. Also includes 290 shares held indirectly under the ENSCO Savings Plan.

<F9>   Includes  25,375  shares  immediately  issuable  upon  exercises  of options and 19,000 shares of restricted stock of which 10,000 vest at the rate of 1,000 shares per annum and 9,000 vest at the rate of 1,000 shares per annum. Also includes 289 shares held indirectly under the ENSCO Savings Plan.

<F10>  Ownership is less than 0.1% of the Common Stock outstanding.

<F11>  Includes  31,250  shares  immediately  issuable  upon   exercise  of
       options.

<F12>  Includes  40,103  shares  immediately   issuable  upon  exercise  of
       options.

<F13>  Includes  14,750  shares  immediately  issuable  upon  exercises  of options and 12,500 shares of restricted stock of which 7,500 vest at the rate of 2,500 per annum and 5,000 vest at the rate of 500 per annum. Also includes 1,750 shares owned by Mr. Ballard's wife, in respect of which Mr. Ballard disclaims beneficial ownership, and 294 shares held indirectly under the ENSCO Savings Plan.

<F14>  Includes  12,500   shares  immediately  issuable  upon  exercise  of
       options.

<F15>  Includes  12,500  shares  immediately  issuable  upon  exercise   of
       options.

<F16>  Includes  2,100  shares held  by Mr.  Haddock  as custodian  for his children and in respect of which Mr. Haddock disclaims beneficial ownership.



<F17>  Includes all shares owned  individually by the above  named officers and directors, including 70,000 shares beneficially owned by various Trusts established by Mr. Meyerson, 2,100 shares held in custodial accounts for Mr. Haddock's children, 1,750 shares owned by Mr. Ballard's wife, 196,478 shares immediately issuable upon exercises of options, 471,000 shares of restricted stock, and 2,032 shares held indirectly under the ENSCO Savings Plan.













































                                 PROPOSAL 1

                           ELECTION OF DIRECTORS

       The Company's Certificate of Incorporation, as amended, provides that the Board of Directors of the Company, other than those members who may be elected in specified circumstances by holders of preferred stock or indebtedness having special rights to elect directors, is divided or "classified", with respect to the time for which they individually hold office, into three classes ("Classes I, II and III"), consisting of, as nearly as possible, one third of the entire Board. The Company's Board of Directors is currently fixed at eight members. Each Director holds office for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected. The current term for Class II Directors will expire at the 1996 Annual Meeting of Stockholders. The current term for Class I and Class III Directors will expire at the 1997 and 1998 Annual Meetings of Stockholders, respectively.

       Three Class  II Directors  are to  be elected at  the Meeting.   The
Board of Directors urges you to vote FOR the election of the individuals who have been nominated to serve as Class II Directors. It is intended that each validly executed proxy solicited hereby will be voted FOR the election of the nominees for Class II Directors listed below, unless a contrary instruction has been indicated on such proxy. If, at the time of the 1996 Annual Meeting of Stockholders, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy will be used to vote for a substitute or substitutes as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

NOMINEES

CLASS II DIRECTORS

CRAIG I. FIELDS; age 49; Vice Chairman, Alliance Gaming Corporation

       Dr. Fields has been a Director of the Company since March 1992. He assumed his current position with Alliance Gaming Corporation in September 1994. From 1990 through August 1994, Dr. Fields was Chairman and Chief Executive Officer of Microelectronics and Computer Technology Corp. Between 1974 and 1990, Dr. Fields served the Defense Advanced Research Projects Agency, a research division of the office of Secretary of Defense, as a director and currently serves as a director of Projectavision, Inc. Dr. Fields holds a Bachelor of Science Degree in Physics from the Massachusetts Institute of Technology and a Ph.D. from Rockefeller University. He lives in Washington, D.C. Dr. Fields is a member of the Audit Committee.

MORTON H. MEYERSON;  age 57;  Chairman and Chief  Executive Officer,  Perot
Systems

       Mr. Meyerson has been a Director of the Company since September 1987. Mr. Meyerson assumed his present position with Perot Systems in May 1992. From December 1986 to May 1992, Mr. Meyerson was a private investor.



Mr. Meyerson serves as Vice Chairman of The National Parks Foundation and is a director of Crescent Real Estate Equities, Inc., General Instrument Corporation, and Stream International, Inc. Mr. Meyerson holds Bachelor of Arts Degrees in Economics and Philosophy from the University of Texas. He lives in Dallas, Texas. Mr. Meyerson is chairman of the Nominating and Compensation Committee.

RICHARD A. WILSON; age 58; Senior Vice President and Chief Operating Officer of the Company

       Mr. Wilson has been a Director of the Company since June 1990. Mr. Wilson joined the Company in July 1988 and was elected President of ENSCO Drilling Company in August 1988. Mr. Wilson was elected Senior Vice President - Operations of the Company in October 1989 and to his present position in June 1991. Mr. Wilson holds a Bachelor of Science Degree in Petroleum Engineering from the University of Wyoming. He lives in Dallas, Texas.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS II DIRECTORS NAMED ABOVE.


CONTINUING DIRECTORS

CLASS I DIRECTORS

GERALD W. HADDOCK; age 48, President and Chief Operating Officer, Crescent Real Estate Equities, Inc.

       Mr. Haddock has been a Director of the Company since December 1986. He has been President, Chief Operating Officer and a director of Crescent Real Estate Equities, Inc. since May 1994. Between July 1990 and December 1993, Mr. Haddock was a partner in the law firm of Jackson & Walker, L.L.P and of counsel to Jackson & Walker, L.L.P. from January 1994 through April 1994. Prior to joining Jackson & Walker, L.L.P., Mr. Haddock was a director and shareholder in the law firm of Kelly, Hart & Hallman. Mr. Haddock is a director of AmeriCredit Corporation. Mr. Haddock holds a Bachelor of Business Administration Degree from Baylor University, a Juris Doctorate Degree from Baylor University College of Law and a Master of Taxation Degree from New York University. He lives in Fort Worth, Texas. Mr. Haddock is chairman of the Audit Committee.

CARL F. THORNE; age 55; Chairman, President and Chief Executive Officer of the Company

       Mr. Thorne has been a Director of the Company since December 1986. He was elected President and Chief Executive Officer of the Company in May 1987 and was elected Chairman of the Board of Directors in November 1987. Mr. Thorne holds a Bachelor of Science Degree in Petroleum Engineering from the University of Texas and a Juris Doctorate Degree from Baylor University College of Law. He lives in Dallas, Texas.






CLASS III DIRECTORS

ORVILLE D. GAITHER; age 68; President and Chief Executive Officer, Gaither Petroleum Corporation and Chairman and Chief Executive Officer, Chemjet International

       Mr. Gaither has been a Director of the Company since March 1992. Mr. Gaither has served Gaither Petroleum Corporation in his present capacity since May 1991. Mr. Gaither also serves as Chairman and Chief Executive Officer of Chemjet International. Prior to May 1991, Mr. Gaither was employed by Amoco Production Company for 42 years, most recently as President of the Africa and Middle East Region, responsible for Amoco's petroleum operations in 17 countries. Mr. Gaither is a director of Grant Geophysical Corporation, an international geophysical acquisition company. Mr. Gaither holds a Bachelor of Science Degree in Mechanical Engineering from Rice University, a Master of Science Degree in Petroleum Engineering from the University of Houston and is a graduate of the Senior Executive Program of Stanford University. He lives in Houston, Texas. Mr. Gaither is a member of the Audit Committee.

DILLARD S. HAMMETT; age 65; Consultant

       Mr. Hammett has been a Director of the Company since September 1987. From July 1987 to December 1991, Mr. Hammett was Vice President - Technical and Marketing of the Company. In January 1992, Mr. Hammett took a leave of absence from his Vice President position and retired from the Company in December 1992. Mr. Hammett holds a Bachelor of Science Degree in Civil Engineering from the University of Oklahoma. He lives in Dallas, Texas. Mr. Hammett is a member of the Nominating and Compensation Committee.

THOMAS L. KELLY II; age 37; General Partner of CHB Capital Partners

       Mr. Kelly has been a Director of the Company since September 1987. He has been a General Partner of CHB Capital Partners since July 1994. From May 1987 through June 1994, Mr. Kelly was a private investor. Mr. Kelly holds a Bachelor of Arts Degree in Economics and a Bachelor of Science Degree in Administrative Science from Yale University and a Master of Business Administration Degree from Harvard University. He lives in Denver, Colorado. Mr. Kelly is a member of the Nominating and Compensation Committee.


                    MEETINGS AND COMMITTEES OF THE BOARD

BOARD OF DIRECTORS

       The Board of Directors met five times during the year ended December 31, 1995 and acted once by written consent. During 1995, each incumbent Director attended more than two-thirds of the meetings held by the Board and the committees of which he was a member. The Board of Directors has two standing committees: the Audit Committee and the Nominating and Compensation Committee.





AUDIT COMMITTEE

       The Company's Audit Committee recommends a firm of independent accountants to examine the consolidated financial statements of the Company, reviews the general scope of services to be rendered by the independent accountants, reviews the financial condition and results of operations of the Company and makes inquiries as to the adequacy of the Company's financial and accounting controls. The Audit Committee met three times in 1995.

NOMINATING AND COMPENSATION COMMITTEE

       The principal functions of the Nominating and Compensation Committee are to recommend officers of the Company, to select nominees for the Board of Directors and committees of the Board and to review and approve employee compensation matters, including matters regarding the Company's various benefit plans. The names of potential Director candidates are drawn from a number of sources, including recommendations from members of the Board, management and stockholders. Stockholders wishing to recommend Board nominees should submit their recommendations in writing to the Secretary of the Company, with the submitting Stockholder's name and address and pertinent information about the proposed nominee similar to that set forth for the nominees named herein. A Stockholder intending to nominate an individual as a director at an annual meeting, rather than recommend the individual to the Company for consideration as a nominee, must comply with the advance notice requirements set forth in the Company's Bylaws. The Nominating and Compensation Committee met four times during 1995.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

       Each non-employee Director receives annual compensation of $24,000 per year, payable quarterly, one-half in cash and one-half in shares of Common Stock. Additionally, each non-employee Director receives $1,000 in cash for each Board of Director and committee meeting attended. Any non-employee Director that serves the Company as Chairman of the Board of
Directors, Chairman of the Nominating and Compensation Committee or Chairman of the Audit Committee also receives an additional $500 in cash for each meeting at which the Director acts as Chairman. Non-employee Directors are also eligible to participate in the Company's group medical and dental insurance plan on the same basis as full-time Company employees. A non-employee Director's contribution to group medical and dental insurance premium costs is withheld from the quarterly payments of the Director's annual retainer. Directors who are also employees of the Company do not receive any additional compensation for their services as Directors.

       In February 1991, the Board of Directors amended the ENSCO Incentive Plan to provide that, commencing January 1, 1991, the non-employee Directors of the Company shall receive shares of Common Stock each year having a value of $12,000. Shares having a value of $3,000 per quarter, determined by the average of the high and low prices of the Common Stock determined in accordance with the ENSCO Incentive Plan, on the first business day of each calendar quarter, were issued to each of the non-employee directors in 1995. Thus, in 1995 Messrs. Fields, Gaither, Haddock, Hammett, Kelly and Meyerson each received 826 shares of Common



Stock at an average price of between $12.05 and $17.14 per share. The shares granted pursuant to this provision are counted against the limit of 125,000 shares which may be granted under the ENSCO Incentive Plan to each non-employee Director.




















































                           EXECUTIVE COMPENSATION

       The following table sets forth a summary of all compensation, including cash and other forms of remuneration, paid through March 1, 1996, for services rendered in all capacities to the Company during 1995, to the chief executive officer and the four other most highly compensated executive officers of the Company as to whom the total cash compensation
paid through  such  date exceeded  $100,000.   The  table  also includes  a
summary of all compensation, including cash and other forms of remuneration, paid to these named individuals for the years 1994 and 1993.

                                         SUMMARY COMPENSATION TABLE



                                           ANNUAL      ANNUAL       ANNUAL     LONG TERM      LONG TERM    LONG TERM
                                           COMPEN-     COMPEN-      COMPEN-  COMPENSATION   COMPENSATION COMPENSATION  ALL
                                           SATION:     SATION:      SATION      AWARDS:        AWARDS:      PAYOUTS:   OTHER
                                                                              RESTRICTED                     LTIP      COMPEN-
                                           SALARY      BONUS         OTHER    STOCK AWARD      OPTIONS      PAYOUTS    SATION
   NAME AND PRINCIPAL POSITION     YEAR      ($)       ($) <F1>    ($) <F2>    ($) <F3>       (#) <F4>      ($) <F5>   ($) <F6>


   Carl F. Thorne                  1995    367,500     193,244        N/A        N/A        100,000           N/A      17,811
   President and                   1994    350,000      87,500        N/A        N/A          N/A             N/A       8,032
   Chief Executive Officer         1993    254,375     150,000        N/A        N/A          N/A             N/A       7,708

   Richard A. Wilson               1995    189,000      66,255        N/A      163,125       30,000           N/A      12,067
   Senior Vice President and       1994    175,833      36,000        N/A      313,750       12,000           N/A       6,786
   Chief Operating Officer         1993    152,292      60,000        N/A        N/A         25,000           N/A       5,228

   Marshall Ballard                1995    162,800      39,898        N/A       81,563       20,000           N/A      10,449
   Vice President -                1994    155,000      17,964        N/A        N/A          9,000           N/A       5,033
   Business Development            1993     62,500       N/A          N/A      150,000       25,000           N/A       4,466
   and Quality

   C. Christopher Gaut             1995    152,250      56,041        N/A      163,125       25,000           N/A       8,646
   Vice President - Finance        1994    141,667      25,375        N/A      156,875        9,000           N/A       3,811
   and Chief Financial             1993    122,292      60,000        N/A        N/A         22,500           N/A       2,730
   Officer

   William S. Chadwick, Jr.        1995    132,250      36,455        N/A      163,125       25,000           N/A       7,961
   Vice President -                1994    122,000      30,852        N/A      156,875        9,000           N/A       3,649
   Administration and              1993    111,913       N/A          N/A        N/A         12,500           N/A       2,602
   Secretary

   --------------------------------
    N/A   -   Not Applicable.




<F1>  Bonuses awarded with respect to 1995  are payable as follows:  50% of the amount awarded was paid in March, 1996 and the remainder will become payable in two equal installments on or after February 21, 1997 and February 21, 1998 provided the officer remains employed by the Company at such date.

<F2>  The aggregate amount of  perquisites and other personal benefits  for any named executive does not exceed $50,000 or 10% of the total annual salary and bonus for any such named executive and is, therefore, not reflected in the table.

<F3>  The amounts disclosed in this column, if any, represent the  value of restricted common stock awards on the date of grant. The restricted stock awards have vesting schedules of either five or ten years and vest based on the passage of time and the continued employment of the named executive.

      The total number of shares of unvested restricted stock held as of December 31, 1995, and the value of such shares at the end of 1995 is as follows: Mr. Thorne, 375,000 shares ($8,625,000), all of which vest at the rate of 75,000 shares per year; Mr. Wilson, 28,000 shares ($644,000), 18,000 of which vest at the rate of 2,000 per year and 10,000 of which vest at the rate of 1,000 per year; Mr. Ballard, 12,500 shares ($287,500), 7,500 of which vest at the rate of 2,500 per year and 5,000 of which vest at the rate of 500 per year; Mr. Gaut, 27,750 shares ($638,250), 8,750 of which vest at the rate of 1,750 per year, 10,000 of which vest at the rate of 1,000 per year and 9,000 of which vest at the rate of 1,000 per year; Mr. Chadwick, 19,000 shares ($437,000) of which 10,000 vest at the rate of 1,000 shares per year and 9,000 of which vest at the rate of 1,000 per year. The Company does not pay dividends on its common stock.

<F4>  Amounts in this  column represent  options to acquire  shares of  the
      Company's Common Stock.  The Company does not have SARs.

<F5>  The Company does not maintain any long-term incentive plans.

<F6>  The amounts in this  column for 1995 include premiums paid  for group term life insurance as follows: Mr. Thorne, $3,637; Mr. Wilson, $2,952; Mr. Ballard, $1,590; Mr. Gaut, $337; and Mr. Chadwick, $748.
      The amounts include the Company's contributions to the ENSCO Savings Plan as follows: Mr. Thorne, $1,313; Mr. Wilson, $4,858; Mr. Ballard, $3,437; Mr. Gaut, $3,232; and Mr. Chadwick, $3,263. The amounts include the Company's contributions to the Profit Sharing Plan and SERP as follows: Mr. Thorne, $4,256 and $8,604; Mr. Wilson, $4,256 and 0; Mr. Ballard, $4,256 and $1,167; Mr. Gaut, $4,020 and
      $1,057; and Mr. Chadwick, $3,461 and $487.






                                                OPTION GRANTS IN LAST FISCAL YEAR

                                                       Individual Grants


                                                                                              Potential Realized Value at
                           Number of      % of Total                                          Assumed Rates of Stock Price
                           Securities     Options                                             Appreciation for Option Term
                           Underlying     Granted to     Exercise or                          ----------------------------
                           Options        Employees in   Base Price                               5%             10%
Name                       Granted #      Fiscal Year    ($ per Share)<F1>   Expiration Date     ($) <F2>        ($) <F3>
-----------------------    ----------     ------------   -----------------   ---------------    ---------         -------
Carl F. Thorne               100,000        19.5%        $16.31               May 31, 2000       451,000          996,000
Richard A. Wilson             30,000         5.9%        $16.31               May 31, 2000       135,300          298,800
Marshall Ballard              20,000         3.9%        $16.31               May 31, 2000        90,200          199,200
C. Christopher Gaut           25,000         4.9%        $16.31               May 31, 2000       112,750          249,000
William S. Chadwick, Jr.      25,000         4.9%        $16.31               May 31, 2000       112,750          249,000

________________________________________

<F1>  All options were  granted at fair  market value (average of  the high and low stock price for the Company's common stock as reported on the American Stock Exchange on the date of grant). All options granted become exercisable in 25% increments over a four year period with the options being 100% exercisable four years after the date of grant.

<F2>  If the stock price appreciates at a rate of 5% per year from the date of grant to the end of the option term, it would increase from $16.31 to $20.82 and the market value of the Company's currently outstanding Common Stock would appreciate by $273,578,787.

<F3>  If the  stock price appreciates  at a rate of  10% per year  from the date of grant to the end of the option term, it would increase from $16.31 to $26.27 and the market value of the Company's currently outstanding Common Stock would appreciate by $604,178,431.














      The following table sets forth information regarding aggregated option exercises in 1995, the number of unexercised options divided into those that were exercisable and those that were unexercisable, and the value of the in-the-money options divided into those that were exercisable and those that were unexercisable at December 31, 1995.

                                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                               AND FISCAL YEAR-END OPTION VALUES

                                                                                            Value of          Value of
                                                         Number of        Number of       Unexercised       Unexercised
                                                         Unexercised      Unexercised     In-the-money      In-the-money
                                                         Options at       Options at      Options at        Options at
                             Shares                      December 31,     December 31,    December 31,      December 31,
                          Acquired on      Value             1995            1995             1995              1995
                          Exercise (#)  Realized ($)     Exercisable     Unexercisable    Exercisable       Unexercisable
                          ------------  ------------   ---------------   -------------    -----------       -------------
Carl F. Thorne                 N/A         N/A                  0           100,000        $      0           $669,000
Richard A. Wilson            18,750      264,938           15,500            57,750         159,430            518,053
Marshall Ballard               N/A         N/A             14,750            39,250         153,948            320,643
C. Christopher Gaut           1,875       17,119           28,500            48,000         413,948            431,593
William S. Chadwick, Jr.     12,500      103,125           25,375            43,625         393,167            387,999

_______________________________
N/A   -   Not Applicable.


     The Company does not maintain a long term incentive plan based on performance goals for executive officers. Therefore, the summary table of Long Term Incentive Plan Awards in Last Fiscal Year as required under the executive compensation disclosure rules of the Securities and Exchange Commission has not been included. Also, the Company does not maintain a defined benefit or actuarial pension plan for any of the named executive officers. Therefore a table on Pension Plan Benefits has not been included.


            REPORT OF THE NOMINATING AND COMPENSATION COMMITTEE

     COMPENSATION PHILOSOPHY AND OBJECTIVES. The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include the preservation of a strong financial posture, increasing the assets of the Company, positioning the Company's assets and business segments in geographic and industry markets offering long term growth opportunities, and the enhancement of stockholder value through superior long term profitability relative to the Company's competitors. The accomplishment of these objectives is measured against the conditions characterizing the industry within which the Company operates.



     EXECUTIVE OFFICER COMPENSATION. In addition to their regular salary, executive officers of the Company may be compensated in the form of cash bonus awards, incentive stock grants and stock options under the ENSCO Incentive Plan, and profit sharing awards, in cash or stock, under the ENSCO Savings Plan. Executive officers are also eligible to participate in the employer matching provision of the ENSCO Savings Plan, whereby employees may save for their future retirement on a tax-deferred basis with the Company contributing an additional percentage of the amount saved by each employee up to a maximum Company match of 3.5% of salary. In the past, the Committee has utilized all of the foregoing forms of compensation, except for profit sharing stock grants, to retain, reward and provide incentives to the executive officers of the Company.

     Base salaries paid to executive officers of the Company are generally in the mid-range of those paid by the Company's competitors included in the Dow Jones Oil Drilling Index. Changes in executive officer compensation during 1995 were focused on strengthening the relationship between pay and performance. During 1995, the Board of Directors approved the implementation of the Key Employees' Incentive Compensation Plan effective January 1, 1996, which will link the cash compensation of the management of the Company directly to financial performance and certain other goals and objectives related to enhancement of stockholder value. Among the performance measurement criteria utilized under this Plan are stock price appreciation, return on capital employed, operating margins, safety and audit compliance. The first awards under this compensation program will be earned at the end of 1996 and will vest over three years.

     The Company recorded record net income from continuing operations of $41.8 million, a 24% increase over 1994 results; the net income to common stockholders was $48.1 million in 1995, an increase of 37% over the previous year. The Company's stock price increased by 86% during 1995. Operating margins and asset utilization also continued to improve. Accordingly, the Company paid cash bonuses to executive officers and other key management personnel in 1996, relative to 1995 performance. Although the determination of such bonuses was solely at the discretion of the Committee, the performance goals and objectives which have been included in the Key Employees' Incentive Compensation Plan for 1996 were used in formulating these bonuses. Based upon an independent survey performed during 1995, bonuses paid to executive officers were below the average of those paid by the Company's competitors.

     An additional long-standing objective of the Committee has been to reward executive officers with equity compensation in addition to salary, in keeping with the Company's overall compensation philosophy of placing equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all employees and executive officers. Incentive stock options and incentive stock grants were used in 1995 to reward and provide incentives to executive officers and to retain them through the potential of capital gains and equity buildup in the Company. The number of stock options and grant awards was determined by the Committee's evaluation of the performance criteria mentioned above, along with the Committee's subjective evaluation of each executive's ability to influence the Company's long term growth and profitability. All stock options were issued at the current market price of the Company's common stock on the date of award. Because the value of the



options and grants should, over time, bear a direct relationship to the Company's stock price, the Committee believes the award of options and grants represents an effective incentive to create value for the stockholders.

     CEO COMPENSATION. In May 1992, in recognition of the depressed state of the industry and as a statement of his personal commitment to the Company, the CEO voluntarily reduced his salary by 10% from $275,000 to $247,500 per annum. In October, 1993, following the Company's return to profitability and after a subjective evaluation of the CEO's performance in light of the performance criteria discussed above, the Committee restored the CEO's base salary to the level of $275,000 per annum for the remainder of 1993. Effective January 1, 1994, in recognition of the Company's continued improved financial and stock price performance and its progress in achieving specified business objectives, the Committee increased the CEO's annual base salary to $350,000. Effective July 1, 1995, in recognition of the Company's continued orderly growth and strong financial performance, and having reviewed the CEO's salary in comparison to those of other CEO's of companies in the Dow Jones Oil Drilling Index, the committee increased the CEO's salary to $385,000 per annum.

     Pursuant to the Committee's evaluation of the Company's success in meeting its goals and performance objectives during 1995, the Committee awarded the CEO a discretionary cash bonus of $193,244, of which $96,622 shall be paid as soon as practicable and the remainder to be paid in two equal installments on or after February 21, 1997 and February 21, 1998 provided the CEO remains employed by the Company at such date. The Committee's determination of this bonus was made in accordance with the performance objectives established for the Company's Key Employees' Incentive Compensation Plan, and factors considered included stock price appreciation, return on capital employed, margins relative to competitors, relative level of general & administrative expenses, and the Company's safety record.

     In 1990, in connection with an evaluation of the CEO's compensation arrangement, termination of the CEO's employment agreement and the cancellation of certain stock options held by the CEO, the CEO was awarded an 87,500 share (adjusted for reverse stock split) immediately vested incentive stock grant and a 750,000 share (adjusted for reverse stock split) restricted incentive stock grant. The 750,000 share grant was ratified by the stockholders in June, 1990, and shares awarded under such grant are subject to vesting over a 10 year period. The award of such grants was consistent with the Committee's philosophy of placing equity in the hands of employees in order to align the interests of the employees with those of the stockholders.

     No further incentive stock grant or stock option awards were granted to the CEO from 1991 through 1994. In 1995, in recognition of the Company's strong financial performance relative to its industry peers and its continued growth in accordance with its established business plan, the CEO was awarded a stock option of 100,000 shares exercisable at the market price of the Company's stock on the date of grant, subject to vesting over a four year period.




     The Committee has adopted a policy that any future compensation in excess of $ 1 million must be performance based. The Committee does not intend to pay compensation which is not deductible for federal tax purposes.

Nominating and Compensation Committee

Morton H. Meyerson, Chairman
Dillard S. Hammett
Thomas L. Kelly II


February 21, 1996


        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 1989, Mr. Meyerson, chairman of the Nominating and Compensation Committee, purchased 168,750 shares of Common Stock from the Company pursuant to a note in the amount of $675,000. In February 1991, the Board of Directors approved the forgiveness of unpaid interest accrued on the note through March 1991, and agreed that future interest on the note shall be waived so long as Mr. Meyerson is a director. Pursuant to that arrangement, the Company forgave Mr. Meyerson $58,995 of unpaid accrued interest in 1995. In March 1995, the Company and Mr. Meyerson modified the arrangement whereby Mr. Meyerson could tender shares of stock in satisfaction of the note. The modification has no material economic or financial impact on the Company nor Mr. Meyerson.





























              PERFORMANCE GRAPHS - COMPARISON OF FIVE YEAR AND
                    THREE YEAR CUMULATIVE TOTAL RETURNS


     The chart below presents a comparison of the five year cumulative total return, assuming $100 invested on December 31, 1990 and the reinvestment of dividends, for the Company's Common Stock, the Standard & Poor's 500 Stock Price Index and the Dow Jones Oil Drilling Index. *


                        1990  1991  1992   1993  1994  1995
                        ----  ----  ----   ----  ----  ----
 ENSCO International     100    55    45    135   124   230
 Incorporated

 S&P 500                 100   130   140    155   157   215

 D J Oil Drilling        100    64    71     99    84   145




     The chart below presents a comparison of the three year cumulative total return, assuming $100 invested on December 31, 1992 and the reinvestment of dividends, for the Company's Common Stock, the Standard & Poor's 500 Stock Price Index and the Dow Jones Oil Drilling Index. *


                        1992  1993  1994   1995
                        ----  ----  ----   ----
 ENSCO International     100   300   275    511
 Incorporated

 S&P 500                 100   110   112    153

 D J Oil Drilling        100   140   118    205








* The Dow Jones Oil Drilling Index is comprised of the following companies: Global Marine, Inc., Rowan Companies, Inc., Helmerich & Payne, Inc., Nabors Industries, Inc., ENSCO International Incorporated and Parker Drilling Company.







                                 PROPOSAL 2


                         APPROVAL OF THE COMPANY'S
               1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                         GENERAL AND OTHER MATTERS

     On February 21, 1996, the Company's Board of Directors adopted, subject to approval by the Company's stockholders, the Company's 1996 Non-Employee Directors Stock Option Plan (the "Directors Plan") and reserved for issuance thereunder 300,000 shares of Common Stock. The text of the Directors Plan is attached hereto as Appendix A. The material features of the Directors' Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Directors Plan.

     The purpose of the Directors Plan is to provide non-employee Directors with a proprietary interest in the Company through the granting of options which will (a) increase the interest of such Directors in the Company's welfare, (b) furnish incentives to non-employee Directors to continue their services for the Company and (c) provide a means through which the Company may attract able persons to serve on the Board of Directors. In furtherance of this purpose, the Directors Plan authorizes the granting of nonqualified stock options to purchase Common Stock to non-employee Directors. The Company currently has six non-employee Directors.

     Approval of the Directors Plan by the Company's stockholders is one of the conditions of Rule 16b-3, a rule promulgated by the Securities and Exchange Commission, that provides an exemption from the operation of the "shortswing profit" recovery provisions of Section 16(b) of the Securities Exchange Act of 1934 for the grant and resale of options (and the underlying securities) and certain other transactions by Directors under the Directors' Plan.

     The Directors Plan will be administered by the Board of Directors. Pursuant to the Directors Plan, non-employee Directors are granted options to purchase shares of Common Stock as follows: (a) each non-employee Director elected after the Effective Date (defined to mean February 21,
1996) who has not previously served as a Director shall be granted an option, effective as of the Grant Date (defined to mean the date of the annual stockholders meeting at which such Director is elected) to purchase 7,500 shares of Common Stock and (b) each other non-employee Director elected at, or continuing to serve following, each annual stockholders meeting, commencing with the 1996 Annual Meeting, shall be granted an option, effective as of the Grant Date, to purchase 3,000 shares of Common Stock. For purposes of the Directors Plan, a Director is a non-employee Director if he or she is not an employee of the Company or any of its subsidiaries. The Board of Directors shall interpret the Directors Plan and has the authority to adopt such rules and regulations as it determines to be advisable for the administration of the Plan.





     The shares of Common Stock acquired upon exercise of options granted under the Directors Plan will be authorized and unissued shares of Common Stock. The Company's stockholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Directors Plan. If any option granted under the Directors Plan should expire or terminate for any reason, other than by reason of having been exercised in full, the unpurchased shares subject to that option will again be available for issuance pursuant to the Directors Plan.

TERMS AND CONDITIONS

     The grant of options under the Directors Plan shall be evidenced by a written agreement between the Company and the optionee. The terms and conditions of such agreement, including those relating to the grant, the time of exercise and other terms of the options, must be consistent with the Directors Plan.

     Under the Directors Plan, the exercise price per share for all options shall be equal to the average of the high and low selling price of Common Stock of the Company on the Grant Date.

     No option granted under the Directors Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by him or her. An option granted under the Directors Plan will not become exercisable until six months after the date on which it is granted; each option will remain exercisable for a period of five years after the date on which it is granted. The unexercised portion of any option granted to a non-employee Director under the Directors Plan will automatically terminate sixty days after the date on which such person ceases to be Director, except, in the case of the death or disability of such person, the option will remain exercisable for a period of 180 days by his or her estate or heirs in the event of death or by such person or his personal representative in the event of disability.

     To prevent dilution of the rights of a holder of an option, the Directors Plan provides for adjustment of the number of shares of which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any consolidation of shares, any stock dividend, recapitalization, merger, reorganization or other capital adjustment of the Company.

OPTIONS GRANTED UNDER THE DIRECTORS' PLAN

     If approved at the Annual Meeting, each of the Company's current non-employee Directors will be granted options to purchase 3,000 shares of Common Stock at a purchase price equal to the average of the high and low selling price of the Common Stock on the Grant Date.







AMENDMENTS

     No option may be granted under the Directors Plan after February 20, 2006, and any option outstanding on such date will remain outstanding until it has either expired or has been exercised. The Board of Directors may amend, suspend or terminate the Directors Plan at any time, provided that such amendment may not adversely affect the rights of an optionee under an outstanding option without the affected optionee's written consent. In addition, no such amendment may: (a) without first obtaining stockholder approval, materially increase the benefits accruing to participants, materially increase the number of shares of Common Stock that may be issued, materially modify the requirements for eligibility for participation, or involve any other change or modification requiring stockholder approval under Rule 16b-3 under the Securities Exchange Act of 1934; or (b) give discretion to the Board of Directors with respect to the grant of options or extend the termination date of the Directors Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The Directors Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. An optionee granted an option under the Directors Plan will generally recognize, at the date of exercise of such option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of Common Stock subject to the option. This taxable ordinary income will be subject to Federal income tax withholding and the Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable.


























NEW PLAN BENEFITS

               1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                                                       Number of Options
            Name                 Dollar Value <F1>        Granted <F2>
    ---------------------        -----------------     -----------------
    Craig I. Fields                      -0-                 3,000

    Orville D. Gaither                   -0-                 3,000

    Gerald W. Haddock                    -0-                 3,000

    Dillard S. Hammett                   -0-                 3,000

    Thomas L. Kelly II                   -0-                 3,000

    Morton H. Meyerson                   -0-                 3,000

    Non-employee Directors as a Group    -0-                18,000

<F1>   At  the date  of the grant, the  value of the  shares covered by the option shall equal the fair market value of the shares on that date.

<F2>   Subject to  stockholder approval; the table  reflects the number  of options that would have been granted during 1995 had the Directors Plan been in effect that year.


VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

    The Board of Directors approved the Directors Plan and is recommending its approval by the stockholders because it believes that the Directors Plan, as proposed, is in the Company's best interests. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will be required for approval of the Directors Plan.


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RECOMMENDATION
           OF THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.






                                 PROPOSAL 3


                   APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    Upon the recommendation of the Audit Committee, the Board of Directors has approved the appointment of Price Waterhouse LLP as the Company's independent accountants for the year ending December 31, 1996.

    Representatives of Price Waterhouse LLP will attend the Meeting and will be provided with the opportunity to make a statement if they so desire and to respond to appropriate questions.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE APPOINTMENT
            OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.


                         GENERAL AND OTHER MATTERS

    The Company believes that Proposals 1, 2 and 3 are the only matters that will be brought before the Meeting. However, if other matters are properly presented at the Meeting, it is intended that the persons named in the accompanying Proxy will vote in accordance with their best judgment on such matters.


                COMPLIANCE WITH THE SECURITIES EXCHANGE ACT

    The Company's executive officers and directors are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership in the company's common stock with the Securities and Exchange Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.


                INFORMATION CONCERNING STOCKHOLDER PROPOSALS

    A holder of the Company's securities intending to present a proposal at the 1997 Annual Meeting must deliver such proposal, in writing, to the Company's principal executive offices no later than December 13, 1996. The proposal should be delivered to the Company by Certified Mail-Return Receipt Requested.

    A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1995 has been, or is being, mailed to Stockholders with the Proxy Statement. The Annual Report to Stockholders does not constitute a part of the proxy soliciting material.

    Whether or not you intend to be present at the Meeting, you are urged to return your Proxy promptly. If you are present at the Meeting and wish to vote your stock in person, your Proxy shall, at your request, be returned to you at the Meeting.







                                 APPENDIX A


                      ENSCO INTERNATIONAL INCORPORATED
               1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


                                INTRODUCTION

     On February 21, 1996 (the "Effective Date") the Board of Directors of ENSCO International Incorporated (the "Company") adopted the following 1996 Non-Employee Directors Stock Option Plan:

          1. PURPOSE. The purpose of the Plan is to provide Non-Employee Directors of the Company with a proprietary interest in the Company through the granting of options which will

               (a) increase the interest of the Non-Employee Directors in the Company's welfare;

               (b) furnish an incentive to the Non-Employee Directors to continue their services for the Company; and

               (c) provide a means through which the Company may attract able persons to serve on the Board.

          2.   ADMINISTRATION.  The Plan will be administered by the Board.

          3. PARTICIPANTS. All Non-Employee Directors of the Company are to be granted options under the Plan, and upon such grant will become participants in the Plan.

          4. SHARES SUBJECT TO PLAN. Options may not be granted under the Plan for more than 300,000 shares of Common Stock of the Company, but this number shall be adjusted to reflect, if deemed appropriate by the Board, any stock dividend, stock split, share combination, reca-pitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.

          5.   ALLOTMENT OF SHARES.   Subject to approval  by the Company's
     stockholders pursuant to Section 5(d), grants of options under the Plan shall be as described in this Section 5.

               (a) Each Non-Employee Director of the Company elected after the Effective Date at the annual stockholders meeting who has not previously served as a director of the Company shall be granted an option, effective as of the Grant Date, to purchase 7,500 shares of Common Stock of the Company.



               (b) Each Non-Employee Director of the Company appointed after the Effective Date to fill a vacancy in the Board who has not previously served as a director of the Company shall be granted an option, effective as of the Grant Date, to purchase 7,500 shares of Common Stock of the Company.

               (c) Each other Non-Employee Director of the Company elected at, or continuing to serve following, each annual stockholders meeting, commencing with the 1996 annual meeting, shall be granted an option, effective as of the Grant Date, to purchase 3,000 shares of Common Stock of the Company.

               (d) The Plan shall be submitted to the Company's stockholders for approval. The Board may grant options under the Plan prior to the time of stockholder approval, which options will be effective when granted, but if for any reason the stockholders of the Company do not approve the Plan prior to one year after the date of adoption of the Plan by the Board, all options granted under the Plan will be terminated and of no effect, and no option may be exercised in whole or in part prior to such stockholder approval.

          6. GRANT OF OPTIONS. All options under the Plan shall be automatically granted as provided in Section 5. The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Board, but not inconsistent with the Plan. The Company shall execute stock option agreements upon instructions from the Board.

          7. OPTION PRICE. The exercise price of each share of Common Stock covered by an option under the Plan shall be equal to the Fair Market Value of a share of Common Stock on the Grant Date.

          8. OPTION PERIOD. The Option Period will begin on the Grant Date and will terminate at the first of the following:

               (a)  5 p.m. on the fifth anniversary of the Grant Date.

               (b) 5 p.m. on the date 180 days following the date of the Non-Employee Director's death or disability.
















               (c) 5 p.m. on the date 60 days following the date the Non-Employee Director ceases to be a director of the Company for any reason other than death or disability.

          9. RIGHTS IN EVENT OF DEATH OR DISABILITY. If a participant dies or becomes disabled prior to termination of his right to exercise an option in accordance with the provisions of his stock option agree-ment without having totally exercised the option, the option may be exercised to the extent the participant could have exercised the option on the date of his death or disability at any time prior to the earlier of the dates specified in Section 8(a) or (b) hereof by (i) the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant in the event of the participant's death, or
     (ii) the participant or his personal representative in the event of the participant's disability, subject to the other terms of the Plan and applicable laws, rules and regulations. For purposes of the Plan, the Board shall determine the date of disability of a participant.

          10. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check or by tendering shares of Common Stock at the Fair Market Value per share at the time of exercise, or on such other terms as are set forth in the applicable option agreement. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him. In addition, the participant shall tender payment of the amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of an option.

          11.  VESTING.

               (a) Each option will become fully vested and exercisable on the date which is six months after the Grant Date.

               (b) In no event may an option be exercised or shares be issued pursuant to an option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been taken or secured.

          12. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. The number of shares of Common Stock covered by each outstanding option granted under the Plan and the option price thereof, and the number of shares to be granted pursuant to Section 5 and the option price thereof, shall be adjusted to reflect, as deemed appropriate by the Board, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.






          If (a) the Company shall be party to a merger or consolidation in which (i) the Company is not the surviving entity, or (ii) the Company survives only as a subsidiary of an entity other than a previously-owned subsidiary of the Company, or (iii) the Company survives but the Common Stock is exchanged or converted into any securities or property, (b) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any person or entity (other than a wholly-owned subsidiary of the Company) or (c) the Company is to be dissolved and liquidated (each such event is referred to herein as a "Corporate Change"), then effective as of the earlier of (A) the date of approval by the stockholders of the Company of such Corporate Change or (B) the date of such Corporate Change, (1) in the event of any such merger or consolidation and upon any exercise of any outstanding option, the participant shall be entitled to purchase, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock or other securities or property to which the participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation the participant had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable, and (2) in the event of any such sale, lease or exchange of assets or dissolution, each participant shall surrender his options to the Company and the Company shall cancel such options and pay to each participant an amount of cash per share equal to the excess of the per share price offered to stockholders of the Company in any such sale, lease or exchange of assets or dissolution transaction for the shares subject to such options over the exercise price(s) under such options for such shares.

          13. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution. Except as otherwise provided in the Plan, during a participant's lifetime, options granted to a participant may be exercised only by the participant.

          14. INTERPRETATION. The Board shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Board may rescind and amend its rules and regulations.

          15. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that any amendment that would (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities that may be issued under the Plan, or (c) materially modify the requirements of eligibility for participation in the Plan, must be approved by the stockholders of the Company. In addition, the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.





          16. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board shall be deemed to give any director any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by the stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.

          17. TERM. Unless sooner terminated by action of the Board, the Plan will terminate on February 20, 2006. The Board may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

          18.  DEFINITIONS.   For  the purposes  of  the Plan,  unless  the
     context requires otherwise, the following terms shall have the meanings indicated:

               (a) "Board" means the board of directors of the Company or any committee of the Board appointed by the Board to administer the Plan or any portion of the Plan.

               (b) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

               (c) "Fair Market Value " means, as of any specified date, the average between the high and low sales price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not then listed on such exchange, such other national stock exchange on which the Common Stock is then listed) on that date. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the specified date. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate.

               (d) "Grant Date" means, with respect to an option, the date of the annual stockholders meeting at which the Non-Employee Director is elected or the date of the Board meeting at which the Non-Employee Director is appointed to fill a vacancy in the Board, whichever is applicable, and, as a consequence thereof, is granted that option.

               (e) "Non-Employee Director" means a director of the Company who is not an employee of the Company or any of its subsidiaries.





               (f) "Option Period" means the period during which an option may be exercised.

               (g) "Plan" means this Non-Employee Directors Stock Option Plan, as amended from time to time.
















































PROXY CARD:
----------
                                       PROXY
                        ENSCO INTERNATIONAL INCORPORATED

                Board of Directors Proxy for the Annual Meeting
              of Stockholders at 10:00 a.m., Tuesday, May 21, 1996
                    Fairmont Hotel, 1717 North Akard Street
                              Dallas, Texas 75201

     The undersigned stockholder of ENSCO International Incorporated (the "Company") hereby appoints C. Christopher Gaut and William S. Chadwick, Jr. or either of them, as proxies, each with full power of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

                        (Please sign on the reverse side)

  [X]  Please mark your votes as in this example.

          FOR all nominees
          named at the right
          (except as provided to
          the contrary below.)

                                              For     Against     Abstain
1.  Election of
    Class II
    Directors                                 [ ]       [ ]        [ ]

Nominees:       Craig I. Fields
                Morton H. Meyerson
                Richard A. Wilson

(INSTRUCTION: To vote against any individual nominee, strike a line through the nominee's name in the list at right.)

                                              For     Against     Abstain
2.   Approval of the 1996 Non-Employee
     Directors Stock Option Plan.             [ ]       [ ]         [ ]

                                              For     Against     Abstain
3.   Approval of the appointment of Price
     Waterhouse LLP as independent
     accountants for 1996.                    [ ]       [ ]         [ ]

4. On any other business that may properly come before the meeting, in the discretion of the proxies; hereby revoking any proxy or proxies heretofore given by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2) AND (3), THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

PLEASE SIGN, DATE AND MAIL TODAY.

                         Change of Address/Comments

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________



Signature of Stockholder(s)

___________________________               ___________________________
                                          (Signature if Held Jointly)

Date:  _______________ 1996

Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.